UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

STARBUCKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization)	0-20322 (Commission File Number)	91-1325671 (IRS Employer
Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)

(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

1

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events and Required FD Disclosure.

     On June 10, 2003, Starbucks Corporation issued a press release announcing the resignation of Peter Maslen as president, Starbucks Coffee International, Inc. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Starbucks Corporation Press Release dated June 10, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBUCKS CORPORATION
Dated: June 10, 2003
	By:	/s/ Michael Casey

Michael Casey
executive vice president and
chief financial officer

Signing on behalf of the registrant
and as principal financial officer

2

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Starbucks Corporation Press Release dated June 10, 2003.

3